Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Burlington Coat Factory Investments Holdings, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended August 29, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Todd Weyhrich, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

           (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           (2) The information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.

Date: October 13, 2009

/s/ Todd Weyhrich

Todd Weyhrich
Executive Vice President - Chief Financial Officer
(Principal Financial Officer)